Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew K. Moller, Executive Vice President and Chief Financial Officer of Christopher & Banks Corporation (the “Company”) certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The quarterly report of the Company on Form 10-Q for the period ended December 1, 2007 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;  and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: January 10, 2008

	By:	/s/ Andrew K. Moller
Andrew K. Moller Executive Vice President and Chief Financial Officer